Prospectus Supplement dated October 22, 2010
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco Van Kampen Small Cap Value Fund
The following information replaces in its entirety the second paragraph appearing under the heading “INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDING — Principal Investment Strategies and Risks”:
     “Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund considers a company to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of July 31, 2010, the capitalization of companies in the Russell 2000® Index range from $15 million to $2.4 billion. The Russell 2000® Index measures the performance of the 2,000 smallest issuers in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. issuers. The Russell 2000® Index is widely regarded as representative of small capitalization issuers. Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.”
VK-SCV-SUP-1 102210

Prospectus Supplement dated October 22, 2010
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco Special Value Fund
The following information replaces in its entirety the firs paragraph appearing under the heading “INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDING — Principal Investment Strategies”:
     “The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small companies that the Adviser believes are undervalued. The Fund considers a company to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of July 31, 2010, the capitalization of companies in the Russell 2000® Index range from $15 million to $2.4 billion. The Russell 2000® Index measures the performance of the 2,000 smallest issuers in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. issuers. The Russell 2000® Index is widely regarded as representative of small capitalization issuers. The Fund may use derivative instruments, discussed below, to gain exposure to common stocks of small companies. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the common stocks included within the 80% policy. The Fund may invest in foreign securities (including depositary receipts) that are listed in the United States on a national securities exchange.”
MS-SPVAL-SUP-1 102210

Prospectus Supplement dated October 22, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco U.S. Small Cap Value Fund
The following information replaces in its entirety the second paragraph appearing under the heading “INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS — Principal Investment Strategies”:
     “Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in common stocks of small cap companies traded on a U.S. securities exchange. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Fund considers a company to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of July 31, 2010, the capitalization of companies in the Russell 2000® Index range from $15 million to $2.4 billion. The Russell 2000® Index measures the performance of the 2,000 smallest issuers in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. issuers. The Russell 2000® Index is widely regarded as representative of small capitalization issuers. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Fund may invest up to 10% of its assets in REITs. The Fund may invest up to 10% of its assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.”
MS-USSCV-SUP-1 102210